Phunware Reports Full Year 2020 Financial Results

AUSTIN, Texas, March 25, 2021 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its full year ended December 31, 2020.

“This past year was the genesis of an inflection point in our company’s history, as we shifted from a non-recurring, low margin transaction business to a far stickier, more scalable, recurring and high margin SaaS licensing business for our Multiscreen-as-a-Service (“MaaS”) platform,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “In addition to continued enterprise interest in our MaaS Digital Front Door solution for healthcare and our MaaS Smart Workplace solution for corporations, we have resumed conversations with customers from sectors that were hard hit by the pandemic, including the hospitality and real estate verticals. In conjunction with growing our portfolio of direct customers, we intend to expand our footprint globally by amplifying our go-to-market strategy with indirect sales and channel partners, including an anchor distribution partner that will be formally announced during Q2. In parallel, we are excited about the completion of PhunWallet next month as we launch our blockchain ecosystem powered by PhunCoin and PhunToken. We are on schedule to commercialize, scale and monetize this part of our business and look forward to the accelerated global adoption of our blockchain-enabled MaaS Customer Data Platform and MaaS Mobile Loyalty Ecosystem alike.”

Full Year 2020 Summary Financial Highlights
•Net Revenues for the year totaled $10.0 million
•Multiscreen-as-a- Service (MaaS) Platform Subscriptions and Services Revenues were $9.1 million
•Gross Margin was 66.4%
•Net Loss was ($22.2) million
•Net Loss per Share was ($0.50)
•Non-GAAP Adjusted EBITDA Loss was ($8.4) million

“Our executive team continues to proactively attend well-respected financial conferences and meetings with accredited institutional investors in order to bolster our corporate profile within the capital markets,” said Matt Aune, CFO of Phunware. “With a robust cash position as a result of our recently completed institutional financing of approximately $25 million, we now have the financial flexibility to execute both our near-term and long-term operational initiatives.”

Recent Business Highlights

•Notable Corporate Developments:
•Closed Public Offering of Common Stock with Net Proceeds of $24.7 million
•Notable Customer and Partner Wins:
•Partnered with Vizzia Technologies for Enhanced Digital Front Door on Mobile
•Selected by Dignity Health Yavapai Regional Medical Center for Location Based Services Software
•Doubled Location Based Services Software Coverage at Baptist Health South Florida
•Virginia Hospital Center Selected Phunware for Comprehensive Mobile Healthcare Solution
•Notable Product Updates:
•Announced 2021 Blockchain Roadmap
•Released “Healthy Spaces” Mobile App Update for Android on Google Play
•Received Privacy Shield Certification
•Engaged Stout to Monetize Intellectual Property Portfolio

Conference Call Information

Phunware management will host a conference call today (March 25, 2021) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the full year ended December 31, 2020.

Interested parties may access the conference call by dialing (888) 506-0062 in the United States, or (973) 528-0011 from international locations. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except per share information)

	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash	$3,940	$276
Accounts receivable, net of allowance for doubtful accounts of $356 and $3,179 at December 31, 2020 and 2019, respectively	664	1,671
Prepaid expenses and other current assets	304	368
Total current assets	4,908	2,315
Property and equipment, net	13	24
Goodwill	25,900	25,857
Intangible assets, net	111	253
Deferred tax asset	537	241
Restricted cash	91	86
Other assets	276	276
Total assets	31,836	29,052
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$8,462	$10,159
Accrued expenses	5,353	4,035
Accrued legal settlement	3,000	—
Deferred revenue	2,397	3,360
PhunCoin deposits	1,202	1,202
Factored receivables payable	—	1,077
Current maturities of long-term debt, net	4,435	—
Warrant liability	1,614	—
Total current liabilities	26,463	19,833
Long-term debt	3,762	910
Long-term debt - related party	195	195
Deferred tax liability	537	241
Deferred revenue	2,678	3,764
Deferred rent	180	83
Total liabilities	33,815	25,026
Commitments and contingencies
Stockholders’ equity (deficit)
Common stock, $0.0001 par value	6	4
Additional paid-in capital	144,156	128,008
Accumulated other comprehensive loss	(338)	(382)
Accumulated deficit	(145,803)	(123,604)
Total stockholders’ equity (deficit)	(1,979)	4,026
Total liabilities and stockholders’ equity (deficit)	31,836	29,052

Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)

	Year Ended December 31,
	2020	2019
Net revenues	$10,001	$19,150
Cost of revenues	3,357	9,020
Gross profit	6,644	10,130
Operating expenses:
Sales and marketing	1,653	2,706
General and administrative	15,361	15,403
Research and development	2,628	4,333
Legal Settlement	4,500	—
Total operating expenses	24,142	22,442
Operating loss	(17,498)	(12,312)
Other income (expense):
Interest expense	(3,413)	(581)
Loss on extinguishment of debt	(2,158)	—
Fair value adjustment for warrant liabilities	872	—
Other income	—	27
Total other expense	(4,699)	(554)
Loss before taxes	(22,197)	(12,866)
Income tax (provision) benefit	(2)	(5)
Net loss	(22,199)	(12,871)
Cumulative translation adjustment	44	36
Comprehensive loss	$(22,155)	$(12,835)

Loss per share, basic and diluted	$(0.50)	$(0.35)

Weighted-average common shares used to compute loss per share, basic and diluted	44,269	36,879

Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2020	2019
Operating activities
Net loss	$(22,199)	$(12,871)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	11	59
Amortization of acquired intangibles	142	268
Amortization of debt discount and deferred financing costs	2,185	—
Gain on change in fair value of warrants	(872)	—
Loss on sale of digital currencies	—	4
Loss on extinguishment of debt	2,158	—
Non-cash interest expense	55	—
Bad debt (recovery) expense	205	114
Settlement of accounts payable	(453)	—
Stock-based compensation	4,492	1,784
Deferred income taxes	—	—
Changes in operating assets and liabilities:
Accounts receivable	796	1,817
Prepaid expenses and other assets	65	184
Accounts payable	427	740
Accrued expenses	1,064	1,133
Accrued legal settlement	3,000	—
Deferred revenue	(2,049)	581
Net cash used by operating activities	(10,973)	(6,187)

Investing activities
Proceeds received from sale of digital currencies	—	88
Capital expenditures	—	(18)
Net cash provided by investing activities	—	70

Financing activities
Proceeds from borrowings, net of issuance costs	14,815	1,105
Proceeds from related party bridge loans	560	—
Payments on convertible notes	(8,418)	—
Payments on related party notes	(560)	—
Proceeds from PhunCoin deposits	—	212
Net repayments on factoring agreement	(1,077)	(1,357)
Proceeds from sales of common stock, net of issuance costs	9,177	—
Proceeds from warrant exercises	—	6,092
Proceeds from exercise of stock options	99	287
Series A convertible preferred stock redemptions and dividend payments	—	(6,240)
Net cash provided for financing activities	14,596	99

Effect of exchange rate on cash and restricted cash	46	36
Net increase (decrease) in cash and restricted cash	3,669	(5,982)
Cash and restricted cash at the beginning of the period	362	6,344
Cash and restricted cash at the end of the period	$4,031	$362

Supplemental disclosure of cash flow information
Interest paid	$1,251	$603

	Year Ended December 31,
	2020	2019
Supplemental disclosure of non-cash information
Issuance of common stock for payment of legal, earned bonus and board of director fees	$1,283	$562
Issuance of common stock upon partial conversions of Senior Convertible Note	$2,266	$—
Reacquisition of equity component of Senior Convertible Note	$(1,388)	$—
Equity classified cash conversion feature of Senior Convertible Note	$219	$—
Waiver of sponsor promissory note	$—	$1,993

Non-GAAP Financial Measures and Reconciliation

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Adjusted EBITDA does not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations to Adjusted EBITDA by relying primarily on its GAAP results and using Adjusted EBITDA only for supplemental purposes. Adjusted EBITDA includes adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)

	Year Ended December 31,
	2020	2019
Net loss	$(22,199)	$(12,871)
Add back: Depreciation and amortization	153	328
Add back: Interest expense	3,413	581
Add back/less: Income tax (expense) benefit	2	5
EBITDA	(18,631)	(11,957)
Add Back: Stock-based compensation	4,492	1,784
Add Back: Legal settlement	4,500	—
Add Back: Loss on extinguishment of debt	2,158	—
Less: Fair value adjustment for warrant liabilities	(872)	—
Adjusted EBITDA	$(8,353)	$(10,173)

Supplemental Information
($ In thousands)

	Year Ended December 31,		Change
	2020	2019	Amount	%
Net Revenue
Platform subscriptions and services	$9,108	$17,243	$(8,135)	(47.2)%
Application transaction	893	1,907	(1,014)	(53.2)%
Total revenue	$10,001	$19,150	$(9,149)	(47.8)%
Platform subscriptions and services as a percentage of total revenue	91.1%	90.0%
Application transactions as a percentage of total revenue	8.9%	10.0%